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                                  EXHIBIT 32.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marc Fierman, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Source Interlink Companies, Inc. on Form 10-Q for the fiscal quarter ended July 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Source Interlink Companies, Inc.

Date: September 9, 2005

                                               /s/ MARC FIERMAN
                                               ---------------------------------
                                               MARC FIERMAN
                                               CHIEF FINANCIAL OFFICER